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                 SUPPLEMENT TO THE CLASS A OR CLASS A, B AND C
           PROSPECTUSES AND THE STATEMENTS OF ADDITIONAL INFORMATION

                        CREDIT SUISSE FIXED INCOME FUND
                     CREDIT SUISSE GLOBAL FIXED INCOME FUND
                         CREDIT SUISSE HIGH INCOME FUND
                    CREDIT SUISSE INVESTMENT GRADE BOND FUND

The following information supersedes certain information in the funds' prospectuses and the Statements of Additional Information.

Effective June 10, 2002 (the "Effective Date"), the holding period for avoiding the imposition of a Limited Contingent Deferred Sales Charge (the "Limited CDSC") on purchases of $1 million or more of Class A shares will be extended from 12 months to 18 months. For Class A shares purchased before the Effective Date, the 12-month holding period is unchanged. If no specific order is requested when redeeming shares subject to a Limited CDSC, the redemption will be made in a manner resulting in the lowest Limited CDSC.

This holding period change is reflected in the following ways:

- THE FOOTNOTE 1 TO THE "FEES AND FUND EXPENSES" TABLE OF THE PROSPECTUSES IS REPLACED WITH THE FOLLOWING:

The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 18 months of purchase. See "Other Shareholder Information."

- THE FIRST SENTENCE UNDER THE "CLASS A LIMITED CDSC" SECTION OF THE PROSPECTUSES IS REPLACED WITH THE FOLLOWING:

A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares made within 18 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares
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is computed in the manner set forth in the exchanged-for fund's prospectus. In addition, the holding period to avoid the imposition of the Limited CDSC for certain Credit Suisse Funds may be 12 months rather than 18 months.

OTHER CONTRARY INFORMATION IN THE PROSPECTUSES OR STATEMENTS OF ADDITIONAL INFORMATION IS ALSO SUPERSEDED.

Dated: June 4, 2002                                                      16-0602
                                                                             for
                                                                           CSFIX
                                                                           CSGIA
                                                                           CSHIF
                                                                           CSIGL